                    SCHEDULE 14A INFORMATION

                         (Rule 14a-101)

            INFORMATION REQUIRED IN PROXY STATEMENT


   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12


                   PATAPSCO BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

     5.     Total fee paid

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

         [PATAPSCO BANCORP, INC. INC. LETTERHEAD]






                   September 23, 1997




Dear Stockholder:

     You are invited to attend the annual meeting of stockholders of Patapsco Bancorp, Inc. to be held at the office of The
Patapsco Bank located at 1301 Merritt Boulevard, Dundalk,
Maryland on Thursday, October 23, 1997 at 10:00 a.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's
wholly owned subsidiary, The Patapsco Bank.   Directors and
officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,

                              /s/ Joseph J. Bouffard

                              Joseph J. Bouffard
                              President

_________________________________________________________________
                      PATAPSCO BANCORP, INC.
                     1301 Merritt Boulevard
                   Dundalk, Maryland  21222-2194
                        (410) 285-1010
_________________________________________________________________
        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             To Be Held on October 23, 1997
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc.
(the "Company") will be held at the office of The Patapsco Bank located at 1301 Merritt Boulevard, Dundalk, Maryland on Thursday,
October 23, 1997 at 10:00 a.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of two directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-

posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 15, 1997 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      /S/ Theodore C. Patterson

                      THEODORE C. PATTERSON
                      SECRETARY

Dundalk, Maryland
September 23, 1997

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE
COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO
ENSURE A QUORUM.  THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED
BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES.

_________________________________________________________________
                        PROXY STATEMENT
                             OF
                     PATAPSCO BANCORP, INC.
                     1301 Merritt Boulevard
                  Dundalk, Maryland  21222-2194
_________________________________________________________________
             ANNUAL MEETING OF STOCKHOLDERS
                    October 23, 1997
_________________________________________________________________

_________________________________________________________________
                        GENERAL
_________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the office of The Patapsco Bank (the "Bank") located at 1301 Merritt Boulevard, Dundalk, Maryland on Thursday, October 23, 1997 at 10:00 a.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 23, 1997.

_________________________________________________________________
              VOTING AND REVOCABILITY OF PROXIES
_________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dr. Theodore C. Patterson, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

_________________________________________________________________
      VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 15, 1997 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 362,553 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of August 26, 1997, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                      AMOUNT AND      PERCENT OF
                                      NATURE OF       SHARES OF
NAME AND ADDRESS                      BENEFICIAL     COMMON STOCK
OF BENEFICIAL OWNER                    OWNERSHIP(1)   OUTSTANDING
------------------                    ------------   ------------
Patapsco Bancorp, Inc.
Employee Stock Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224               37,249 (2)     10.3%

____________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors McGowan, Patterson and Kinghorn, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 7,184 shares had been allocated.


_________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

GENERAL

     The Company's Board of Directors consists of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring at the 2000 Annual Meeting. The Board of Directors has nominated Joseph J. Bouffard and Nicole N. Kantorski, each to serve as director for a three-year period.
All nominees are currently members of the Board. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of The Patapsco Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1995 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                       Year First
                       Age at          Elected as       Current
                      June 30,         Director of        Term
NAME                    1997           the Bank         to Expire
----                 -----------     ------------       ---------
              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

Joseph J. Bouffard      47              1995             1997
Nicole N. Kantorski     39              1993             1997

                   DIRECTORS CONTINUING IN OFFICE
Thomas P. O'Neill       44              1995             1998
Joseph N. McGowan       70              1983             1998
Robert M. Lating        71              1990             1998
S. Robert Kinghorn      64              1989             1999
Douglas H. Ludwig       59              1992             1999
Theodore C. Patterson   65              1979             1999

     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     JOSEPH J. BOUFFARD, Sr. joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April, 1995 as its President and Chief Executive Officer. Prior to joining the Association, from December 1990 Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Dundalk Community College Foundation and the Eastern Baltimore County Chamber of Commerce. He is a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association. He served as Treasurer of the Neighborhood Housing Services of Baltimore and was a charter member and Treasurer of the TowsonTowne Rotary Club.

     NICOLE N. KANTORSKI is Budget Director for the Baltimore County Police Department, a position she has held since 1988, except for six months in 1992, during which time she served as Chief of Staff to the Baltimore County Executive. On a part-time basis, Ms. Kantorski is a practicing attorney and is also a Certified Public Accountant.

     THOMAS P. O'NEILL is the managing partner of the regional accounting firm of Wolpoff & Company, LLP. He joined the firm as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants, the Maryland Association of Certified Public Accountants and the Pennsylvania Associates of Certified Public Accountants. He has served on the boards of many charitable and civic groups and is currently a board member of the Notre Dame Preparatory School and the St. Ambrose Housing Aid Center.

     JOSEPH N. MCGOWAN is Vice Chairman of the Board of Directors of both the Company and the Bank and is Director of Training for the Baltimore County Police Department. He is a Past President of the Board of Education of Baltimore County, Maryland Association of Boards of Education, the Baltimore County Police Athletic League, the Baltimore County Police Foundation and the Board of Governors of the Sparrows Point Country Club. Mr. McGowan is also a member of the Engineers Club of Sparrows Point.

     ROBERT M. LATING is President and Manager of Model Realty and a partner in C&L Associates, an apartment complex management group in Baltimore, Maryland. He is a past member of the Dundalk Rotary Club and a current member of the Dundalk
Association of Business.

     S. ROBERT KINGHORN is Chairman of the Board of Directors of both the Company and the Bank. He retired in May 1992 after 33 years of service with Bethlehem Steel Corporation where he served in several management positions. Most recently, he served for ten years as Controller of Bethlehem's Sparrows Point Plant. Mr. Kinghorn is a past member of the Board of Directors of the Baltimore County Police Foundation and has served on his local Neighborhood Improvement Association. He is a member of the Sparrows Point Country Club where he was elected to two three-year terms on the Board of Governors and served two years as President and three years as Treasurer.

     DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 46 years of residence in Dundalk.

     THEODORE C. PATTERSON is Secretary of both the Company and the Bank and is a retired physician. Prior to his retirement in September 1996, he was the Medical Director of Meridian-Heritage Nursing Center and staff physician at the Fort Howard V.A. Medical Center. He is the recipient of many awards including Dundalk Citizen of the Year for 1990, Baltimore County Physician Community Service Award, University of Maryland School of Medicine Dedicated Service Award, and most recently, the Distinguished Service Award given by the University of Maryland Medical Alumni Association. He has held leadership positions in a number of community organizations.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                       Age at
                      June 30,
Name                    1997         Title with the Bank
----                  --------       -------------------
Debra L. Brockschmidt   41  Vice President - Operations
Frank J. Duchacek, Jr.  53  Vice President - Commercial Lending
Timothy C. King         35  Vice President and Controller
John W. McClean         53  Vice President - Real Estate Lending
Joseph R. Sallese       62  Vice President - Consumer Lending

     DEBRA L. BROCKSCHMIDT has served in various capacities since joining the Bank in 1974 and has served in her present capacity as Vice President of Operations since 1992. Ms. Brockschmidt is Secretary and the former President of the Breakfast Optimist Club of Dundalk, Lieutenant Governor of the Maryland-South Delaware Optimist District, Treasurer of the Dundalk Association of Business, Inc. and Director of the Maryland Institute of Financial Education. She is a member of the Management Studies Advisory Board of Dundalk Community College, the Eastern Baltimore Area Chamber of Commerce, the North Point Peninsula Community Coordinating Council and the Sandy Plains Elementary School Improvement Team and various boards and committees of the Patapsco United Methodist Church.

     FRANK J. DUCHACEK, JR. joined the Bank in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek served as a member of the Maryland Home Improvement Commission and currently is active with the Greater Kingsville Civic Association and St. John's Episcopal Church in Kingsville, Maryland.

     TIMOTHY C. KING has served as Controller since he joined the Bank in April 1995. From November 1994 to January 1995, Mr. King was the Assistant Controller of Saint Casimirs Savings Bank in Baltimore, Maryland, and, prior to that, he was the Chief Financial Officer and Treasurer of Capital Savings Bank, F.S.B. in Timonium, Maryland from 1988 through October 1994.

     John W. McClean joined the Bank in August 1995 as its Vice President of Real Estate Lending. From January 1994 to August 1995, Mr. McClean was a self-employed business consultant.
Prior to engaging in his own business, Mr. McClean was employed by Baltimore Bancorp from December 1990 as Vice President of the Bank of Baltimore's Asset Management and Disposition Group and from December 1985 as Senior Vice President and Chief Lending Officer of Municipal Savings Bank. Prior to that, Mr. McClean spent 20 years working for First National Bank of Maryland in the Commercial Real Estate Department. Mr. McClean is a past president of the Maryland Mortgage Bankers Association and has served on the Board of Neighborhood Housing Services of Baltimore. He is the Vice President of Finance of the Baltimore County Volunteer Firemen's Association and past president and current member of the Board of Directors of the Providence Volunteer Fire Company. Mr. McClean also serves on the Board of Directors of the Windemere Community Association.

     JOSEPH R. SALLESE joined the Bank in May 1995 as Vice President of Consumer Lending. Prior to that time, Mr. Sallese was Vice President - Indirect Lending with the Bank of Baltimore and its successor, First Fidelity Bank, for over 35 years. Mr. Sallese serves on the Finance Committee of Our Lady of Hope Church and is a former Treasurer of its Home and School Association.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 1997, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended June 30, 1997 and the total number of meetings held by committees on which he or she served during such fiscal year.

     The Board of Directors' Audit Committee consists of Directors Bouffard, Ludwig and Kantorski, who serves as Chairperson. The Committee met four times during the year ended June 30, 1997 to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies.

     The Company's full Board of Directors acts as a nominating committee. The Company's full Board of Directors met once as a Nominating Committee during the year ended June 30, 1997. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation in its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Board of Directors' Compensation Committee consists of Directors McGowan, Kinghorn, Patterson, Bouffard and O'Neill. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee met three times during the fiscal year ended June 30, 1997.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 1997, 1996 and 1995 awarded to or earned by the Chief Executive Officer for services rendered in all capacities to the Company and the Bank during those years. No other executive officer of the Company earned salary and bonus in fiscal 1997 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                      Long-Term
                                                                     Compensation
                                 Annual Compensation (1)       ----------------------
Name and                   ---------------------------------   Restricted  Securities
Principal           Fiscal                      Other Annual     Stock     Underlying
Position             Year  Salary     Bonus     Compensation     Award(s)   Options
-------------------------------------------------------------------------------------
Joseph J. Bouffard   1997   $89,265   $   --     $6,000 (2)    $85,745 (3)   6,743
  President and CEO  1996    87,600    3,369      6,000             --          --
                     1995(4) 22,563       --      1,500             --          --

_____________
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits.  The amount of such benefits received by the named executive officers in fiscal 1997 did not exceed 10% of each of the executive officer's respective salary and bonus.
(2) Consists of a $6,000 automobile allowance.
(3) Value shown in the table is based on the closing price of the Common Stock of
    $27.50 as quoted on the National Quotation Bureau "Pink Sheets" on the date of grant, October 11, 1996.  The restricted Common Stock awarded vests at the rate of
    20% per year following the date of grant, with the first 20% vesting on October 11,
    1997.  As of June 30, 1997, based on the closing sale prices of the Common Stock of
    $27.50, as reported on the National Quotation Bureau "Pink Sheets," the aggregate value of the restricted Common Stock held by Mr. Bouffard was $85,745.  In addition, the Company's Management Recognition Plan ("MRP") Trust holds $38,975 in cash representing accrued dividends for the benefit of Mr. Bouffard.  In  the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common
    Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
(4) Information for fiscal year 1995 reflects salary paid to Mr. Bouffard from when he became President and Chief Executive Officer of the Bank in April 1995 through June
    30, 1995.


     Option Grants in Fiscal Year 1997. The following table contains information concerning the grant of stock options during the year ended June 30, 1997 to the executive officer named in the Summary Compensation Table set forth above.

                                     Percent
                                     of Total
                        Number of    Options
                        Securities   Granted to
                        Underlying   Employees
                        Options      in Fiscal      Exercise       Expiration
Name                    Granted(1)    Year          Price(2)         Date
----                    ----------   ----------     --------      ----------
Joseph J. Bouffard        6,743        19.6%         $18.91        10/11/2006

_________________
(1) All options become exercisable at the rate of 20% per year following the date of grant, with the first 20% having become exercisable on October 11, 1997.
(2) Adjusted to reflect effect of a nontaxable special dividend classified as a return of capital of $12.50 per share paid on June 27, 1997.

     Year-End Option Values. The following table sets forth information concerning the value as of June 30, 1997 of options held by the executive officers named in the Summary Compensation
Table set forth above.

                              Number of                 Value of
                         Securities Underlying         Unexercised
                          Unexercised Options       In-the-Money Options
                           at Fiscal Year-End        at Fiscal Year-End (1)
                         -------------------------  -------------------------
Name                     Exercisable/Unexercisable  Exercisable/Unexercisable
----                     -------------------------  -------------------------
Joseph J. Bouffard              --/6,743               $--/$57,922

_____________
(1) Based on the difference between the fair market value of the underlying Common Stock of $27.50 as quoted on the National Quotation Bureau "Pink Sheets" on June 30, 1997 and the exercise price of $18.91 per share.

     No options were exercised during fiscal year 1997, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

DIRECTOR COMPENSATION

     Each member of the Company's Board of Directors receives a fee of $450 (increased from $400 effective in January 1997) for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. No fees are paid for attendance at meetings of the Bank's Board of Directors. The Chairman of the Board receives an additional $250 per month. Directors also participate in the Company's 1996 Stock Option and Incentive Plan, Management Recognition Plan and Incentive Compensation Plan. During the year ended June 30, 1997, Directors Kinghorn, McGowan, Bouffard, Kantorski, Lating, Ludwig, O'Neill and Patterson received options to acquire 1,812, 1,345, 6,743, 1,302, 1,685, 1,558, 1,404 and
1,770 shares of Common Stock, respectively, and restricted stock awards of 694, 694, 3,118, 694, 694, 694, 186 and 694 shares of
Common Stock, respectively. Directors did not receive any payments under the Incentive Compensation Plan during the year ended June 30, 1997.

     The Bank has entered into deferred compensation agreements (collectively, the "Deferred Compensation Agreements") with Directors McGowan and Patterson. The Deferred Compensation Agreements provide that directors McGowan and Patterson will defer receipt of a portion of their director fees and that such fees will be invested by the Bank for the future benefit of such directors. Following attainment by Directors McGowan and Patterson of age 72 and 70, respectively, for a ten year period they will receive monthly payments in amounts based on the fees deferred. Additionally, the Deferred Compensation Agreements require certain payments in the event of a participant's death and provide for certain reductions in the amounts payable to a participant in the event of the participant's termination of service with the Bank prior to his death or retirement. In fiscal 1997, the Deferred Compensation Agreement with Dr. Patterson was terminated and he received the value of his fees deferred over the term of the Deferred Compensation Agreement plus earnings thereon.

EMPLOYMENT AGREEMENTS

     Effective April 1, 1996, the Company and the Bank entered into employment agreements (the "Employment Agreements") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreements provide for a term of three years. On each anniversary date from the date of commencement of the Employment Agreements, the term of Mr. Bouffard's employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $100,000. The Employment Agreements will terminate upon Mr. Bouffard's death or disability, and are terminable by the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining terms of the Employment Agreements plus an additional 12-month period (but not, from the Bank, in excess of three times his five years' average compensation). If the Employment Agreements are terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreements), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

     The Employment Agreements provide that in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreements) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreements also provide for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. The aggregate payments that would be made to Mr. Bouffard assuming his termination of employment under the foregoing circumstances at June 30, 1997 would have been approximately $299,000. These provisions may have an anti-takeover effect by making it more expensive for a potential
acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 1997, the Bank's loans to directors and executive officers totaled $107,401, or 1.3% of the Company's stockholders' equity, at that date.

________________________________________________________________
            Security Ownership of Management
________________________________________________________________

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                      AMOUNT AND    PERCENT OF
                                      NATURE OF     SHARES OF
                                      BENEFICIAL   COMMON STOCK
NAME                                  OWNERSHIP(1) OUTSTANDING
----                                  ------------ -----------
Joseph J. Bouffard                     8,226 (2)       2.3%
S. Robert Kinghorn                     5,656 (3)       1.6
Nicole N. Kantorski                    3,054           0.8
Robert M. Lating                       4,781           1.3
Douglas H. Ludwig                      4,354 (4)       1.2
Joseph N. McGowan                      2,913           0.8
Thomas P. O'Neill                      2,566 (5)       0.7
Theodore C. Patterson                  5,298           1.5

All Executive Officers and Directors
   as a Group (13 persons)            58,293 (6)      16.0

____________
(1) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include 1,348, 362, 260, 337, 311, 269, 280, 354 and 6,891 shares which may be acquired by Directors Bouffard, Kinghorn, Kantorski, Lating, Ludwig, McGowan, O'Neill and Patterson, and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable
    within 60 days of the Record Date.   Amounts shown include
    3,118, 694, 694, 694, 694, 694, 186 and 694 shares of
    restricted Common Stock which are beneficially owned by Directors Bouffard, Kinghorn, Kantorski, Lating, Ludwig, McGowan, O'Neill and Patterson, respectively, and held in the MRP Trust. Does not include shares with respect to which Directors McGowan, Kinghorn and Patterson have "voting power" by virtue of their positions as trustees of the trusts holding 37,249 shares under the Company's ESOP and 14,502 shares under the MRP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.

(2) Includes 100 shares owned by Mr. Bouffard's wife, 100 shares owned by Mr. Bouffard's wife as custodian for their son and 100 shares owned by Mr. Bouffard's son.
(3) Consists of 4,500 shares owned by a trust of which Mr. Kinghorn and his wife are trustees.
(4) Includes 349 shares owned by Mr. Ludwig's wife.
(5) Includes 100 shares owned by Mr. O'Neill as custodian for his daughter.
(6) Includes shares held by certain directors and executive officers as custodian under the Uniform Transfer to Minors Act and by their spouses as set forth above. The amount shown includes 4,431 shares of Common Stock allocated to the accounts of all executive officers and directors as a group under the ESOP.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

     KPMG Peat Marwick LLP, which was the Company's independent certified public accounting firm for the 1997 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 1998 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1997 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________


     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 26, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Theodore C. Patterson

                       THEODORE C. PATTERSON
                       SECRETARY
Dundalk, Maryland
September 23, 1997
________________________________________________________________
             ANNUAL REPORT ON FORM 10-KSB
________________________________________________________________
     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
________________________________________________________________

                        REVOCABLE PROXY
________________________________________________________________
                      PATAPSCO BANCORP, INC.
                       Dundalk, Maryland
________________________________________________________________

                ANNUAL MEETING OF STOCKHOLDERS
                      October 23, 1997

     The undersigned hereby appoints Douglas H. Ludwig, Thomas
P. O'Neill and Robert H. Lating, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of Patapsco Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland on Thursday, October 23, 1997, at 10:00 a.m., and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
1.   The election as directors of all
     nominees listed below (except as
     marked to the contrary below).         [  ]        [   ]

     Joseph J. Bouffard
     Nicole N. Kantorski

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
     NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
     BELOW.

     _______________________

     The Board of Directors recommends a vote "FOR" each of the nominees listed above.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-

tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 23, 1997 and an Annual Report to Stockholders.

Dated: _______________________, 1997


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.